COLUMBIA TECHNOLOGY FUND, INC.
                                  (THE "FUND")

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

1. On October 13, 2003, Class D will be closed to all purchases, other than subsequent purchases by a Class D shareholder into an already existing Class D account. In the alternative, the Funds will offer Class C shares. Class C shares will have all the characteristics of Class D shares, but will be sold without the 1% sales charge currently applicable to Class D shares. On October 13, if you own a Fund's Class D shares in an account you will be able to purchase additional Class D shares in that Fund without a 1% sales charge. Subsequent exchanges into funds distributed by Liberty Funds Distributor, Inc. that you do not hold Class D shares will be permitted in Class C shares only. The reinvestment of dividends for Class D shareholders will still be accomplished by the issuance of Class D shares. The issuance of Class C shares have not been approved by the Boards of the Funds, have not been registered with the SEC and are not available for sale at this time. This notice does not constitute an offer for sale of Class C shares.

2.       Also on October 13, 2003:

         o    The website for the Fund will change from www.libertyfunds.com to
                                                        --------------------
              www.columbiafunds.com.
              ---------------------

         o Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) will change their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

3. The following paragraphs will replace the current information provided under the "Portfolio Manager" section of the prospectus:

         The Fund will be team managed by the individuals listed below. Individual securities for the Fund are selected by the team based on each team member's sector research and analytic responsibilities.

         MR. WAYNE M. COLLETTE, CFA, a Vice President for Columbia, joined Columbia in 2001. Previously, he was an assistant vice president and equity research associate at Schroder Capital Management from 1997-1999. He then moved to Neuberger Berman where he was an associate portfolio manager from 1999-2001. Mr. Collette received a Master of Business Administration degree from the Columbia Business School at Columbia University in 1997.

         MR. TRENT E. NEVILLS, a Vice President for Columbia, joined Columbia in 2003. Previously, he was an equity analyst for Federated Investors from 1997-1999 and a portfolio manager and assistant vice president from 1999-2000. He moved to QED Capital Management where he was involved in portfolio research and engineering from 2000-2003. Mr. Nevills received a MS degree in finance from Carnegie Mellon University in 1997.

         THEODORE R. WENDELL, CFA, a Vice President for Columbia, joined Columbia in 2000. Previously, he served as an equity research associate for three years at State Street Research. Mr. Wendell received a Master of Business Administration degree from the Columbia Business School at Columbia University in 2000.


139-36/432P-0903                                                 October 3, 2003